UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2026
Arbutus Biopharma Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Omnibus Share and Incentive Plan

On May 26, 2026, Arbutus Biopharma Corporation (the “Company”) held its 2026 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the adoption of the Company’s 2026 Omnibus Share and Incentive Plan (the “2026 Plan”). The 2026 Plan replaces the Company’s 2011 Omnibus Share Compensation Plan and 2016 Omnibus Share and Incentive Plan. The 2026 Plan was previously approved by the Board, subject to shareholder approval, on April 10, 2026.

The 2026 Plan authorizes for issuance an aggregate of 16,300,000 of the Company’s common shares, without par value. Additional information regarding the 2026 Plan, including a summary of the material terms of the 2026 Plan, is set forth in the Company’s Management Proxy Circular and Proxy Statement filed with the U.S. Securities and Exchange Commission on April 14, 2026 (the “Proxy Statement/Circular”). Such information and the foregoing description of the 2026 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2026, the Company held the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted and: (1) elected each of the Company’s nominees for director; (2) approved the adoption of the 2026 Plan, (3) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement/Circular; and (4) approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal 1.	To elect the five (5) director nominees named in the Proxy Statement/Circular each to serve until the 2027 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lindsay Androski, JD, MBA, CFA	136,780,089	9,693,538	22,829,831
Robert Alan Beardsley	138,456,756	8,016,871	22,829,831
Joseph Bishop	137,372,240	9,101,387	22,829,831
Matthew Gline	126,670,273	19,803,354	22,829,831
Roger Sawhney, MD	139,299,405	7,174,222	22,829,831

Proposal 2.	To approve the adoption of the Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,877,189	7,408,185	188,253	22,829,831

Proposal 3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement/Circular:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
137,629,207	8,331,760	512,660	22,829,831

Proposal 4.	To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
164,372,596	2,123,916	2,806,946	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan
104	Cover page interactive data file (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Tuan Nguyen
Name:	Tuan Nguyen
Title:	Chief Financial Officer